SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


- -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                         Infinite Graphics Incorporated
- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
- -------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a06(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ______________________________________________
     (2) Form Schedule or Registration Statement No.: _________________________
     (3) Filing Party: ________________________________________________________
     (4) Date Filed: __________________________________________________________




                         INFINITE GRAPHICS INCORPORATED


                                                                 August 30, 1996



TO THE SHAREHOLDERS OF INFINITE GRAPHICS INCORPORATED:

        You are cordially invited to attend our Annual Meeting of Shareholders to be held on September 25, 1996, at 3:30 p.m., Central Daylight Savings Time, at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota 55402.

        The formal Notice of Meeting, Proxy Statement, and Proxy are enclosed.

        Regardless of whether you plan to attend the Meeting, I would appreciate your completing, dating, and signing the accompanying Proxy Card and returning it in the enclosed envelope. Your cooperation will help avoid further solicitation expense to the Company.

                                                 Very truly yours,


                                                 /s/ Clifford F. Stritch, Jr.
                                                 Clifford F. Stritch, Jr.
                                                 Chairman of the Board



                         INFINITE GRAPHICS INCORPORATED

                       - - - - - - - - - - - - - - - - - -

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 1996

                      - - - - - - - - - - - - - - - - - - -


TO THE SHAREHOLDERS OF INFINITE GRAPHICS INCORPORATED:

        The Annual Meeting of Shareholders of Infinite Graphics Incorporated will be held at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota 55402, at 3:30 p.m., Central Daylight Savings Time, on September 25, 1996, for the following purposes:

        1.   To elect directors for the ensuing year.

        2. To consider and act upon the ratification of Deloitte & Touche LLP as independent auditors of the Company.

        3. To take action upon such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record as shown on the books of the Company at the close of business on August 12, 1996, will be entitled to vote at the Meeting or any adjournment thereof.

        The Notice, the Proxy Statement, and the enclosed Proxy are sent to you by order of the Board of Directors.


                                                Clifford F. Stritch, Jr.
                                                Chairman of the Board


Dated:  August 30, 1996
Minneapolis, Minnesota





                         INFINITE GRAPHICS INCORPORATED
                        - - - - - - - - - - - - - - - - -
                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                                  to be held on
                               September 25, 1996
                      - - - - - - - - - - - - - - - - - - -

                                  INTRODUCTION

        The Annual Meeting of Shareholders of Infinite Graphics Incorporated (the "Company") will be held on Wednesday, September 25, 1996, at 3:30 p.m., Central Daylight Time, at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting.

        The enclosed Proxy is solicited by the Board of Directors of the Company. Such solicitation is being made by mail and may also be made by directors, officers, and regular employees of the Company, personally or by telephone. The cost of soliciting proxies, including the cost of preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith, will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of the Company's common stock.

        Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Company's Secretary. Proxies will be voted in accordance with the choice specified thereon by shareholders. Proxies which are signed by shareholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

        The Company expects that the Proxy Statement and the related Proxy and Notice of Annual Meeting will be mailed to shareholders on or about August 30, 1996.


                      OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors has fixed August 12, 1996, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who are not shareholders of record on such date will not be allowed to vote at the Meeting. At the close of business on August 12, 1996, there were 2,350,575 shares of Common Stock issued and outstanding. Such Common Stock is the only class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Meeting. Holders of the Common Stock are not entitled to cumulate their votes for the election of directors. Assuming a quorum is present, the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders is required to elect each director and to approve the other proposals submitted to the meeting. A quorum is present if a majority of the outstanding shares are present either in person or by proxy. Shares abstaining or withheld from voting are considered present at the Annual Meeting for purposes of determining a quorum and have the effect of a negative vote. If a broker submits a "non-vote" proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.


                              ELECTION OF DIRECTORS

        At the Meeting, the Board of Directors of the Company is to be elected to hold office until the 1997 annual meeting or until successors are elected and have qualified. The Bylaws of the Company provide that the Board of Directors shall consist of one or more members. Since the last annual meeting, the directors of the Company have been Clifford F. Stritch, Jr., Edwin F. Snyder, and James D. Bonneville. For election of the Board of Directors at the 1996 Annual Meeting, the Board of Directors has nominated Mr. Stritch and Mr. Snyder. The Bylaws of the Company provide that the number of directors to be elected at any meeting of the shareholders shall be determined from time to time by the Board of Directors. Accordingly, the Board of Directors has fixed at two the number of directors to be elected at the 1996 Annual Meeting, each for a term of one year or until his successor is duly elected and qualified.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless prior to the Meeting one or more of such nominees should become unavailable for election, in which event such shares will be voted for such substitute nominees as are selected by the Board of Directors. Alternatively, the Proxies may, at the discretion of the Board of Directors, be voted for such fewer number of nominees as results from such inability to serve. The Board of Directors has no reason to believe that any of the nominees will be unable to serve. The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting.

Name, Age and Positions                 Director          Principal Occupation and
with the Company                        Since             Certain Other Directorships
- ----------------                        -----             ---------------------------
Clifford F. Stritch, Jr., 49            August            Chairman of the Board and Chief Executive
Chairman of the Board,                  1970              Officer of the Company for more than five years.
Chief Executive Officer,                                  Chief Financial Officer since November 1995.
Director and Chief
Financial Officer

Edwin F. Snyder, 53                     September         Since March 1995, Vice-President of Sales
Director                                1990              and Marketing with Johnstech International.
                                                          February 1992 through March 1995,
                                                          Vice-President of Marketing with Visu-Com of
                                                          Baltimore, MD. Vice-President of the
                                                          Company from 1990 through February,
                                                          1992.


                                 BOARD MEETINGS

        The Company's Board of Directors held five meetings during the 1996 fiscal year. All of the directors attended all of the meetings of the Board of Directors. The Board of Directors does not have a compensation committee, nominating committee, audit committee or any other committees.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS


        The following table sets forth certain information regarding compensation paid to or accrued for the chief executive officer during the fiscal years indicated. No other executive officer had compensation in excess of $100,000 during any of the fiscal years for which information is provided.

                           Summary Compensation Table
                           --------------------------

    Name and                                                                       Other
    Principal                                                                      Annual
    Position                       Year            Salary         Bonus         Compensation
    --------                       ----            ------         -----         ------------
    Clifford F. Stritch, Jr.       1996           $130,000           0             $4,5461
    CEO

                                   1995           $130,000           0             $4,7651

                                   1994           $130,000       $30,000           $3,5471

- ---------------------------
1 Includes life insurance and car allowance


                       Options Granted During Fiscal 1996

        No options were granted to Mr. Stritch during the Company's 1996 fiscal year.


             Aggregated Options/SAR Exercises in last Fiscal Year,
                          and FY-End Option/SAR Values

        The following table provides information related to options exercised by Mr. Stritch during fiscal 1996 and the number and value of options held by him at fiscal year-end. The Company does not have any outstanding stock appreciation rights.

                                                                                             Value of
                                                                     Number of               Unexercised
                                                                     Unexercised             in-the-Money
                                                                     Options/SARs at         Options/SARs at
                             Shares                                  Fiscal Year-end         Fiscal Year-end
                             Acquired on         Value               Exercisable/            Exercisable/
Name                         Exercise (#)        Realized ($)        Unexercisable (#)       Unexercisable($)(1)
- -------------------------    ---------------     ------------        -----------------       -------------------
Clifford F. Stritch, Jr.           0                  0                 100,000 / 0              $19,000/ 0

- -------------------------------
(1) Options are "in-the-money" if the fair market value of the underlying shares at fiscal year-end is greater than the exercise price. The amount set forth represents the difference between the fair market value of the Company's Common
Stock on April 30, 1996 ($0.50), and the option price multiplied by the number of shares subject to the option.


                              Director Compensation

        Each non-employee director of the Company receives $2,500 per quarter. On September 29, 1993, Edwin F. Snyder, a non-employee director of the Company, was granted an option to purchase 50,000 shares of the Company's Common Stock at an exercise price of $0.28125 per share. This option was granted at an exercise price equal to the fair market value on the date of the grant. The option is immediately exercisable for up to fifty percent of the shares subject to the option and becomes exercisable for up to 75 percent and up to 100 percent of the shares on the first and second anniversary of the grant, respectively, provided that Mr. Snyder is still serving as a director on such anniversary dates. The option expires five years and ninety days from the date of grant.

        On September 27, 1995, James D. Bonneville, a non-employee director of the Company, was granted an option to purchase 50,000 shares of the Company's common stock at an exercise price of $0.6875 per share. This option was granted at an exercise price equal to the fair market value on the date of the grant. The option is immediately exercisable for up to twenty percent of the shares subject to the option and becomes exercisable for up to 40 percent, 60 percent, 80 percent, and 100 percent of the shares on the first, second, third and fourth anniversary of the grant, provided that Mr. Bonneville is still serving as a director on such anniversary dates. The option expires five years and ninety days from the date of grant.


                COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors, officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended April 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During fiscal 1996, the Company leased the properties at 4621 East Lake Street from Infinite Properties, a partnership of the Company's Chairman of the Board, Clifford F. Stritch, Jr., and Daniel R. Shultz. The lease for 4621 East Lake Street is dated October 31, 1983 and had an original term of five years. In 1988, the Company exercised its option to renew this lease for an additional five year term. The lease was subsequently amended to extend for one year terms expiring April 30, 1995, April 30, 1996, and April 30, 1997. Under the terms of this lease, the Company pays monthly rent of $2,750. The Company intends to negotiate a new lease on the building.

        During fiscal 1996 the Company leased certain production equipment from Precision Imaging, a partnership in which Clifford F. Stritch is a partner. At April 30, 1996, Mr. Stritch held a 67 percent interest in the partnership. The Company was unable to finance the equipment directly; therefore leased the equipment through Precision Imaging. Under the terms of the lease, the Company pays monthly rent of $3,195.


                        SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each director of the Company and by all executive officers and directors of the Company as a group, as of August 12, 1996. Except as indicated below, the Company believes that each of such persons has the sole (or jointly with spouse) voting and investment power with respect to such shares.

                                                           Shares                  Percent
          Name of                                       Beneficially                 of
          Beneficial Owner                                 Owned                    Class
          ----------------                                 -----                    -----
          Clifford F. Stritch, Jr. 1, 2                  1,116,050                  45.5 %
          4611 East Lake Street
          Minneapolis, Minnesota  55406

          Edwin F. Snyder 3                                 67,889                   2.8 %
          5925 Loring Drive
          Mound, MN   55364

          James D. Bonneville 4                             10,000                    *
          7101 Metro Blvd.
          Minneapolis, MN  55439

          All Directors and Executive Officers           1,225,939                  48.2 %
          as a group (4 persons) 1,2,3,4,5

- --------------------------
*  Less than one percent

(1) Includes 100,000 shares of Common Stock that Mr. Stritch has the right to acquire by the exercise of currently exercisable options held by Mr. Stritch under the Company's Stock Option Plan.

(2) An irrevocable trust of which Mr. Stritch's daughter, Kendra L. Stritch, is the beneficiary is the owner of 27,800 common shares of the Company. The common shares held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in those shares. An irrevocable trust of which Mr. Stritch's son, Carter Francis Stritch, is the beneficiary is the owner of 21,500 common shares of the Company. The common shares held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in those shares. Mr. Stritch is not the trustee of either trust.

(3) Includes 50,000 shares of common stock that Mr. Snyder has the right to acquire by exercise of stock options that are currently exercisable.

(4) Includes 10,000 shares of common stock that Mr. Bonneville has the right to acquire by exercise of stock options that are currently exercisable.

(5) Includes 32,000 shares of common stock which David Roesler, an executive officer of the Company, has the right to acquire by exercise of stock options that are currently exercisable.


                             PRINCIPAL SHAREHOLDERS

        To the best of the Company's knowledge, the only beneficial owners of more than 5% of the Company's outstanding Common Stock, as of August 12, 1996, are listed below. Except as indicated below, the Company believes that each of such persons has the sole (or joint with spouse) voting and investment power with respect to such shares.


                                                    Shares              Percent
Name of                                          Beneficially              of
Beneficial Owner                                    Owned                Class
- ----------------                                    -----                -----

Clifford F. Stritch, Jr.(1)                       1,116,050              45.5 %
4611 East Lake Street
Minneapolis, MN 55406

Robert Fink (2)                                     350,000              13.4 %
1850 Arvin Drive
Mendota Heights, Minnesota  55118

(1) See Notes 1 and 2 to the preceding table.

(2) Includes 270,000 shares of common stock that Mr. Fink has the right to acquire by the exercise of currently exercisable warrants.


                              INDEPENDENT AUDITORS

        A further purpose of the Annual Meeting is to vote upon the ratification of appointment of independent auditors for the year ending April 30, 1997. While neither Minnesota law, the Company's Articles of Incorporation nor the Company's Bylaws require submission to the shareholders of the question of appointment of auditors, the Board of Directors believes it is appropriate to submit the matter for shareholder consideration, recognizing that the basic responsibility of the auditors is to the shareholders and the investing public. Therefore, the Board of Directors recommends for shareholder ratification the appointment of Deloitte & Touche LLP, which served as the Company's auditors during the fiscal year ended April 30, 1996, as auditors for the Company. If the shareholders do not ratify this appointment, the appointment of other certified public accountants will be considered by the Board of Directors. A representative of Deloitte & Touche LLP, who will have an opportunity to make a statement if he or she so desires, will be present at the Annual Meeting and will be available to respond to appropriate questions.

        Proxies solicited by the Board of Directors will be voted for ratification of the appointment of Deloitte & Touche LLP unless shareholders specify otherwise in their proxies. The affirmative vote of the holders of at least a majority of the outstanding shares entitled to the vote and represented at the meeting is required to ratify the appointment.


                              SHAREHOLDER PROPOSALS

        Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1997 Annual Meeting must be received by the Company at its offices by May 2, 1997 to be considered for inclusion in the Company's proxy statement and related proxy for the 1997 annual meeting.


                                 OTHER BUSINESS

        The board of directors knows of no other matters to be presented to the 1996 Annual Meeting. If any other matter properly comes before the Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                                 ANNUAL REPORTS

        A copy of the Company's Annual Report to Shareholders for the fiscal year ended April 30, 1996, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein and no portion is to be considered proxy soliciting material.

        Upon written request to Infinite Graphics Incorporated, 4611 East Lake Street, Minneapolis, Minnesota 55406, the Company will provide without charge to each person who was a beneficial owner of its Common Stock on August 12, 1996, a copy of the Company's Annual Report on Form 10-K for its 1996 fiscal year.


Dated:  August 30, 1996
Minneapolis, Minnesota





                      INFINITE GRAPHICS INCORPORATED PROXY

 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS -
                               SEPTEMBER 25, 1996


The undersigned shareholder of Infinite Graphics Incorporated (the "Company") hereby appoints Clifford F. Stritch, Jr. and Edwin F. Snyder, and each of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote in the name and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on September 25, 1996, at 3:30 p.m., Central Daylight Time, at 615 Second Avenue South, Minneapolis, MN 55402, and at all adjournments thereof, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present, with the powers that the undersigned would posses if personally present.


   I.  ____ GRANT     Authority to vote for the election of Clifford F. Stritch,
                      Jr. and Edwin F. Snyder as directors.
            WITHHOLD  YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY LINING
                      THROUGH HIS NAME.


   II. ____ FOR       Ratifying the appointment of Deloitte & Touche LLP as the
       ____ AGAINST   independent auditors of the Company for the fiscal year
       ____ ABSTAIN   ending April 30, 1997.


   III. In their discretion, upon such other business as may properly come before the meeting.

All as set out in the Notice of Annual Meeting of Shareholders and Proxy Statement dated August 30, 1996, receipt of which is hereby acknowledged.

                  (Continued, and to be SIGNED, on other side.)



                                                     (Continued from other side)


        ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND "FOR" ALL OTHER IDENTIFIED MATTERS.

        A majority of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                     Dated:_______________________________,1996
                                               (Please insert date)

                                     __________________________________________
                                                    (Signature)

                                     __________________________________________
                                              (Joint Owner's Signature)

                                     [Signature(s) should agree with stenciled name(s).] When signing as attorney, guardian, executor,administrator or trustee, please give title. If the signer is a corporation, please give the full corporate name and sign by a duly authorized officer, showing the officer's title. EACH joint owner is requested to sign.


PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY. YOUR COOPERATION WILL BE APPRECIATED.